LEASE AGREEMENT




LANDLORD (LESSOR)             MRS. LAM CHAN YAM FAI
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TENANT (LESSEE)               HANG FUNG JEWELLERY CO., LTD.
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                              UNIT 302-303A FU HANG INDUSTRIAL BLDG.
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HOUSE IN                      1  HOK YUEN ST. EAST, HUNGHOM, KOWLOON
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NO.                           ------------------------------------------------

TERM                          FIVE (5) YEARS
                              ------------------------------------------------

RENT                          HK$1,350,000.00 PER YEAR
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COMMENCING                    1ST APRIL 1993
                              ------------------------------------------------

EXPIRES                       31ST MARCH 1998
                              ------------------------------------------------


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
                                 LEASE AGREMENT


     An Agreement made this First day of April , one thousand nine hundred and ninety-three between Mrs. Lam Chan Yam Fai (hereinafter called the "Landlord") of the one part and HANG FUNG JEWELLERY CO., LTD. of Unit 302-303A, Fu Hang Industrial Building, No. 1, Hok Yuen Street East, Hunghom, Kowloon. (hereinafter called the "Tenant") of the other part.

IT IS HEREBY MUTUALLY AGREED as follows, that is to say:

     1.--The Landlord shall let and the Tenant shall take ALL that messuage or tenement and dwelling house situated at Kowloon and known as No. 302 - 303A Fu Hang Industrial Building, No. 1, Hok Yuen Street East, Hunghom, Kowloon. built on a portion of Section A Lot No. 113 together with the out-offices, easements and appurtenances thereunto belonging or appertaining for the term of 5 year(s) from the First (1st) of April One thousand nine hundred and NINETY-THREE (93) at the yearly rent of Dollars ONE MILLION THREE HUNDRED FIFTY THOUSAND ONLY. (HK$1,350,000.00) * * * * payable in equal Calendar monthly payments of Dollars
* * * * * * * * * * * each on the first day of each and every Calendar month which includes all rates, taxes, assessments, charges and impositions now or hereafter to be rated, taxed assessed, charged or imposed by the Government of Hong Kong or other lawful authority for or in respect of the said premises or any part thereof.

     2.--TheTenant shall pay the said rent to the Landlord at the times and in manner aforesaid without any deduction whatsoever and shall also well and truly pay all rates, taxes, assessment, charges and impositions as are before mentioned (the Crown Lessee's rent alone excepted).

     3.--The Landlord shall keep the roofs and all exterior walls of the said premises in a proper tenantable state or repair and amendment at his own cost.


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
     4.--The Tenant shall, at all times during his tenancy, keep in good repair and condition at his own cost the Windows, Jalousies, Fire Grates, Locks, Bolts, Bars, and all interior portions of the said house and premises and at the expiration of the said term deliver up the said premises in a good, clean, tenantable and proper state of repair and amendment, damages done by typhoon, fire or white-ants, ordinary wear and tear not attributable to the negligence of the Tenant excepted.

     5.--The Tenant shall not store Gunpowder, Saltpetre, Kerosene or other Explosive or Combustible Substance in any part of the said premises, and shall be answerable and responsible for the consequence of any breach of local Ordinances by lessee, tenant, or inmate.

     6.--The Tenant shall not underlet or part with the said premises to any other person or make any alterations or additions, to the said premises, without having first obtained the written licence and consent of the Landlord thereto, but such consent shall not be unreasonably withheld by him.

     7.--The Tenant shall not use the said Messuage for any other purpose than that of a Dwelling House/Storage/Office/Showroom and shall not do or suffer, or permit to be done any act or thing which may become a nuisance, or cause annoyance to persons occupying the house adjoining or contiguous to the said Messuage or Dwelling House.

     8.--The Tenant shall not place or leave in the Entrances or any of the passages of the premises used in common with other tenants of the Landlord, any boxes, furniture or rubbish or otherwise incumbar the same.

     9.--The Tenant shall not use nor permit to be used any balconies included in the said premises to be let, for the purpose of washing, drying or airing


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
clothes, or goods of any description.

     10.--The Tenant shall not erect any aerial on the exterior or roof of the said premises without first obtaining the written consent of the Landlord. Should such consent have been obtained, work must be carried out under the supervision of a representative of the Landlord.

     11.--The Tenant shall do nothing in contravention to the stipulations of the Crown Lease under which the Landlord holds the said premises, and shall be deemed to hold the same subject to power of the Crown thereby reserved.

     12.--The Tenant shall at all times during the said term at the expense of the Tenant keep the lavatories and water apparatus thereof when used exclusively by the Tenant and the servants or workmen of The Tenant in good clean and tenantable state and in proper repair and condition to the satisfaction of the Medical Department or Urban Council, or other Government Authority concerned.

     13.--The Tenant shall pay on demand to the LANDLORD the cost incurred by the Landlord in cleansing and clearing any of the drains choked or stopped up owing to careless use by the Tenant or his servants.

     14.--The Tenant shall pay all charges in respect of gas, electric light and power which shall be consumed or supplied on or to the premises hereby agreed to be let and also shall pay if applicable a due proportion of the Water Rate (Say at $ per month). Separate Meter.

     15.--It is agreed that the monthly charges for the disposal of garbage, caretakers expenses and general maintenance ($ 1,500.00 ) are to be borne by the Tenant this payment is subject to adjustment when and if necessary.

     16.--It is agreed that the Stamp Duty for this Lease Agreement is to be shared equally by both parties.


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
     17.--Three months before the expiration of this Lease Agreement the Landlord will have the right to show the flat to the intending Tenants, provided that this is done during reasonable hours.

     18.--Provided always and these presents are upon this express condition, that if the rent hereby reserved or any part thereof shall be unpaid for the space of fifteen days next after any of the days on which the same ought to have been paid (although no formal or legal demand shall have been made thereof) or in case of the breach or non-performance of any of the stipulations and agreements herein contained on the part of the Tenant to be kept done or performed, then and from thenceforth and in either of such cases it shall be lawful for the Landlord to enter into and upon the said premises or any part thereof in the name of the whole to re-enter and the same to have again re-possess and enjoy as in his former estate, and as if these presents had not been made and executed.

     19.--The Tenant hereby expressly declares that at the expiration or sooner determination of this Lease Agreement the Tenant will not invoke or seek to avail himself of any protection which may or shall hereafter be afforded by any ordinance or regulation of the Colony of Hong Kong protecting tenant or lessee from eviction but will promptly and punctually quit and deliver up possession of the said premises at the expiration of this Lease Agreement or sooner determination as aforesaid.

     20.--The Tenant hereby expressly agrees to waive any notice to quit required by the Tenancy (Notice of Termination) Ordinance (Cap. 335) for the determination of the tenancy hereby granted and the parties hereto agree jointly to apply to the Secretary for Home Affairs for the ratification of such agreement.

     21.--Upon the signing of this Lease Agreement the Tenant is required to pay the Landlord deposit the sum of Dollars HK$100,000.00 to secure the due performance and observance of the terms and conditions herein contained. The said sum will be refunded without interest to the Tenant after he has cleared all rates, rents, bills of gas, electricity, water, etc., before departure and observed and performed all his terms and conditions herein stated.

     22.--Any notice to the Lessee shall be sufficiently served if left addressed to him at the said premises or sent to him at his last known address in Hong Kong by ordinary or registered post and any notice to the lessor shall be sufficiently served if delivered to him personally or sent to him at this last known address by ordinary or registered post.

     RECEIVED the day and year first above written of and from the Tenant the sum of DOLLARS ONE HUNDRED THOUSAND ONLY (HK$100,000.00) only being the deposit money hereinbefore expressed to be paid by the Tenant to the Landlord.


WITNESS:

AS WITNESS the hands of the said parties the day and year first above written.


MRS. LAM CHAN YAM FAI                       HANG FUNG JEWELLERY CO., LTD.

/s/ illegible                               /s/ illegible
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(Landlord)                                  (Tenant)

WITNESS to the signature of the             WITNESS to the signature of the
above named                                 above named


/s/ illegible                               /s/ illegible
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